UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2011
Two Harbors Investment Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
601 Carlson Parkway, Suite 330
Minnetonka, MN 55305
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (612) 238-3300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1
EX-10.2
EX-99.1
EX-99.2
Item 1.01 Entry into a Material Definitive Agreement.
     On May 17, 2011, TH TRS Corp. (“TRS”), an indirect wholly-owned subsidiary of Two Harbors Investment Corp. (the “Company”) and the Company, as guarantor, entered into a Master Repurchase Agreement (the “Repurchase Agreement”) with Barclays Bank Plc, as purchaser and agent (“Barclays”).
     The Repurchase Agreement will be used by TRS from time to time to sell certain eligible residential mortgage loans, to be acquired by TRS from one or more originators, to Barclays. The Repurchase Agreement contains margin call provisions that provide Barclays with certain rights when there has been a decline in the market value of the purchased mortgage loans. Under these circumstances, Barclays may require TRS to transfer cash or additional eligible mortgage loans to eliminate any margin deficit from such decline. The Repurchase Agreement provides for a 364-day facility with an aggregate maximum borrowing capacity of $100 million which is scheduled to mature on May 16, 2012, unless extended pursuant to its terms.
     The Company has guaranteed TRS’ obligations under the Repurchase Agreement. The Company is subject to the following financial covenants, as further defined in the Repurchase Agreement:
     (a) As of the last Business Day of each calendar quarter, Net Asset Value greater than $250 million;
     (b) As of the last Business Day of each calendar quarter, Total Debt to Net Asset Value less than the specified Threshold Ratio in the Repurchase Agreement; and
     (c) As of the last Business Day of each calendar quarter, Cash and Cash Equivalents greater than $25 million.
     In addition, the Repurchase Agreement contains events of default (subject to certain materiality thresholds and cure periods), including payment defaults, breaches of covenants and/or any representations and warranties, cross-defaults, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction. The remedies for such events of default are also customary for this type of transaction and include repurchase of a purchased mortgage loan and the liquidation by Barclays of the mortgage loans under the Repurchase Agreement.
     The foregoing description of the Repurchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Repurchase Agreement, which has been filed with this Current Report on Form 8-K as Exhibit 10.1.
     On May 17, 2011, TRS also entered into a Forward AAA Securities Agreement (the “Forward AAA Agreement”) with Barclays.
     Under the Forward AAA Agreement, TRS is expected to securitize eligible mortgage loans acquired in connection with the Repurchase Agreement, in a securitization which would issue one or more classes of senior securities (“Senior Securities”) and one or more classes of subordinate securities (“Subordinate Securities”). An affiliate of Barclays would act as an underwriter or placement agent of the securitization and TRS would act as a sponsor. Pursuant to the Forward AAA Agreement, and subject to the conditions therein, Barclays would purchase the Senior Securities at a price and in accordance with the terms set forth in the Forward AAA Agreement. TRS, or an affiliate, would be expected to retain the Subordinate Securities. The obligations of Barclays to purchase such Senior Securities would be subject to the conditions customary for similar commitments to purchase securitization securities. In the event that the eligible mortgage loans shall not be securitized for one or more specified reasons, the Forward AAA Agreement provides that Barclays shall, at the election of TRS, purchase or place such eligible mortgage loans for the price or fee set forth therein. The Forward AAA Agreement also provides that Barclays shall purchase such purchased mortgage loans which have become ineligible for securitization, in excess of a threshold cap set forth in the agreement.
     The foregoing description of the Forward AAA Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Forward AAA Agreement, which has been filed with this Current Report on Form 8-K as Exhibit 10.2.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
See Item 1.01 above, the provisions of which are incorporated herein by reference into this Item 2.03.
Item 7.01 Regulation FD Disclosure.
On May 18, 2011, the company issued a press release announcing its intention to target completion of a $250 million RMBS securitization in 2011. Also on May 18, 2011, the company issued a press release announcing that it added Diane Wold to its senior management team. Copies of these press release are attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K.
The information in team 7.01 of this Current Report, including Exhibits 99.1 an 99.2 attached hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for any other purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of the Section. The information in Item 7.01 of this Current Report shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.
(a) N/A.
(b) N/A.
(c) N/A.
(d) Exhibits

Exhibit No.	Description

10.1	Master Repurchase Agreement, dated as of May 17, 2011 by and among Barclays Bank Plc, as purchaser and agent, TH TRS Corp., as seller and Two Harbors Investment Corp. as guarantor.

10.2	Forward AAA Securities Agreement, dated as of May 17, 2011 by and among Barclays Bank Plc, as initial purchaser and TH TRS Corp. as seller.

99.1	Press Release, dated May 18, 2011, issued by Two Harbors Investment Corp. announcing its intention to target completion of a $250 million RMBS securitization in 2011.

99.2	Press Release, dated May 18, 2011, issued by Two Harbors Investment Corp. announcing the additional of Diane Wold to its senior management team.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.
By:	/s/ Timothy O’Brien
Timothy O’Brien
Secretary and General Counsel

Date: May 18, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Master Repurchase Agreement, dated as of May 17, 2011 by and among Barclays Bank Plc, as purchaser and agent, TH TRS Corp., as seller and Two Harbors Investment Corp. as guarantor.

10.2	Forward AAA Securities Agreement, dated as of May 17, 2011 by and among Barclays Bank Plc, as initial purchaser and TH TRS Corp. as seller.

99.1	Press Release, dated May 18, 2011, issued by Two Harbors Investment Corp. announcing its intention to target completion of a $250 million RMBS securitization in 2011.

99.2	Press Release, dated May 18, 2011, issued by Two Harbors Investment Corp. announcing the additional of Diane Wold to its senior management team.